Business Combination	12 Months Ended
Dec. 31, 2025
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Business combination
Note 32. Business Combination
As mentioned in Note 1.2.2, on April 15, 2025, the Company acquired 100% of the capital stock of Vista Lach, which was accounted as a business combination using the acquisition method, effective from the date when the Company obtained control of the acquiree.
Under the terms of the Transaction, the total consideration amounted to 1,406,441, broken down as follows: (i) 899,687 paid in cash on the Transaction date; (ii) 299,687 paid through the transfer of 7,297,507 ADSs, and (iii) the liability assumed with a nominal value of 300,000, to be settled in cash, with 50% due on April 15, 2029, and the remainder 50% due on April 15, 2030, without accruing interest. As of the Transaction date, the present value of the assumed liability amounts to 207,067.
The fair value of identifiable assets and liabilities as of the settlement date was determined pursuant to IFRS 3 as follows:

As of March 31, 2025
Property, plant and equipment (“oil and gas assets”)	2,055,517
Right-of-use assets	499
Trade and other receivables	321,086
Inventories	1,451
Cash, bank balances and other short-term investments	58,132

Total assets acquired	2,436,685

Provisions (1)	24,064
Lease liabilities	594
Borrowings	50,505
Deferred income tax liabilities (2)	157,353
Salaries and payroll taxes	562
Income tax liability	111,554
Other taxes and royalties	12,167
Trade and other payables	182,915

Total liabilities assumed	539,714

Total net assets measured at fair value	1,896,971

(1)	Includes 12,013 and 12,051 of provision for well plugging and abandonment and contingencies, respectively (Notes 22.1 and 22.3).
(2)	Includes a net deferred income tax liability of 194,035 mainly related to the amount recognized in “Property, plant and equipment”.

As of March 31, 2025
Cash consideration	(899,687)
Cash and cash equivalent acquired	58,132

Payment for Business Combination, net of cash acquired	(841,555)

As

result of the difference between the consideration paid and the net assets identifiable, the Company recognized a gain of
490,530
, booked in “Gain from Business Combination” within “Other operating income” (Note 9.1). As of December 31, 2025, the Company reassessed the values assigned to the assets acquired and liabilities assumed, as well as the valuation method applied, and confirmed that the amounts and criteria applied were appropriate.

The Company applied a discounted cash flow method to estimate the fair value of the oil and gas assets acquired. Significant inputs to the valuation of oil and gas assets include estimated oil and gas reserves certified by independent reserve engineering consultant, future oil prices and discount rates based a market-based weighted average cost of capital.
Since Vista Lach issues monthly financial information, the Company has considered the identifiable assets and liabilities as of March 31, 2025. Had the purchase price been allocated as from April 15, 2025, it wouldn’t have differed significantly.
As from acquisition date, Vista Lach contributed 669,269 in revenue from contracts with customers and 302,962 to the Company’s profit before income tax. Had the Business Combination occurred as from January 1, 2025, revenue from contracts with customers from continuing operations would have amounted to 2,690,432, and the Company’s profit before income tax from the continuing operations would have stood at 1,120,752.